UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 5, 2005

WHERIFY WIRELESS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-24001 (Commission File Number)	76-0552098 (I.R.S. Employer Identification No.)

2000 Bridge Parkway, Suite 201, Redwood Shores, California (Address of Principal Executive Offices)	94065 (Zip Code)

(650) 551-5277
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 5, 2005 Wherify Wireless, Inc. (the “Corporation”) received a letter of resignation from Wade Fenn resigning as a director of the Corporation for personal reasons, effective immediately. Mr. Fenn also served on the Corporation’s audit committee and compensation committee.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

WHERIFY WIRELESS, INC. By: /s/ John Davis —————————————— John Davis Chief Financial Officer

Date: November 9, 2005